UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A Number 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 26, 2008

Date of Report (Date of earliest event reported)

GlobalSCAPE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Lockhill-Selma, Suite 150

San Antonio, Texas  78249

(210) 308-8267

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On August 15, 2008, GlobalSCAPE, Inc. (the “Company”) filed a current Report on Form 8-K (the “Original 8-K”) to report that the Company would be restating and amending its financial results for the year ended 2007 and the three months ended March 31, 2008.  In that Form 8-K the restated financial results for the period ended March 31, 2008 were incorrect as they did not include an additional adjustment related to the tax accrual.  The additional adjustment will reduce both the deferred tax asset and liability as previously reported on the Form 8-K and increase income tax expense.  This amendment also responds to certain comments received from the SEC regarding how the adjustments would have affected periods prior to the year ended December 31, 2007.

For convenience, the Company has included the entire text of Item 4.02 in this 8-K/A Number 1.

Item 4.02(a).         Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Review

On August 15, 2008, in connection with the Company’s quarter-end accounting procedures, after consultation with the Company’s independent registered public accounting firm, management and the Company’s Board of Directors determined that there were errors in the calculation for deferred tax assets and liabilities for the year ended December 31, 2007 and for the quarter ended March 31, 2008.  The errors were caused by the Company’s failure to accurately identify incentive stock options and track the sales of stock by its employees who had exercised options and subsequently sold shares of the Company’s common stock; and the Company’s failure to calculate deferred taxes on identified intangible assets acquired as part of the 2006 purchase of Availl, Inc.  The errors have been corrected.  These adjustments were reviewed by the Board of Directors in relation to the 2005 and 2006 financial statements and it was determined that based on the number of stock options exercised and subsequent sales of stock that the amounts were not material to those periods.  In addition, although the Availl purchase occurred during 2006 a valuation of the intangible assets acquired was not performed until 2007 as permitted by generally accepted accounting principles and therefore only the 2007 financials were affected.

The Board of Directors has discussed the matters disclosed in this Report with the Company’s independent registered public accounting firm, PMB Helin Donavan, LLP.

Accordingly, the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and for the quarter ended March 31, 2008 should not be relied upon. The Company intends to effect the restatement through filing an amended Annual Report on Form 10-K/A for the year ended December 31, 2007 and an amended Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2008.  The Company intends to file these amendments prior to August 29, 2008.

For the year ended December 31, 2007, the Company mistakenly calculated deferred taxes on stock based compensation related to non qualified stock options.  Subsequently it was determined that these options should be classified as incentive stock options and deferred taxes should not have been calculated until the employee exercised the option and then subsequently sold the stock.  The Company also mistakenly did not calculate the financial impact when employees actually sold the stock.  In addition, the Company mistakenly did not calculate deferred taxes on identified intangible assets acquired as part of the Availl, Inc. purchase in 2006.  The correction of the errors resulted in a net increase in assets, the creation of a deferred tax liability, a net increase in equity on the balance sheet and an increase in the income tax provision on the income statement.  The following table summarizes the impact of the restatement for the year ended December 31, 2007:

	As Reported	Adjustments	As Restated
2007 Summary Balance Sheet
Current Assets	$7,658,044	$817,343	$8,475,387
Property and equipment (net)	262,745		262,745
Goodwill	4,595,755	1,796,320	6,392,075
Deferred tax asset	440,632	(360,588)	80,044
Other assets	5,151,607		5,151,607
Total Assets	$18,108,783	$2,253,075	$20,361,858

Current Liabilities:
Accounts payable	$329,817		$329,817
Accrued expenses	742,946		742,946
Deferred revenue	2,329,117		2,329,117
Total current liabilities	3,401,880		3,401,880
Long-term liabilities	119,711		119,711
Deferred tax liability		1,750,637	1,750,637
Stockholders’ equity:
Preferred stock
Common stock	17,432		17,432
Treasury stock	(527,398)		(527,398)
Additional paid in capital	7,981,620	782,680	8,764,300
Retained earnings	7,115,538	(280,242)	6,835,296
Total liabilities and stockholders’ equity	$18,108,783	$2,253,075	$20,361,858

	As Reported	Adjustments	As Restated
2007 Summary Consolidated Statement of Operations
Software Product Revenues	$14,826,197		$14,826,197
Maintenance and support (net of deferred revenues)	3,534,144		3,534,144
Total Revenues	18,360,341		18,360,341
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown separately below)	250,439		250,439
Selling, general and administrative expenses	10,049,430		10,049,430
Research and development expenses	1,919,253		1,919,253
Depreciation and amortization	279,573		279,573
Total operating expenses	12,498,695		12,498,695
Income from operations	5,861,646		5,861,646
Other income (expense)	63,549		63,549
Income before income taxes	5,925,195		5,925,195
Income tax provision	2,002,686	280,242	2,282,928
Net Income	$3,922,509	$(280,242)	$3,642,267

Basic per common share	$0.23		$0.21
Diluted per common share	$0.21		$0.20

For the quarter ended March 31, 2008, the Company did not timely identify the errors related to the 2007 financials that would affect the period ended March 31, 2008.  The correction of the errors resulted in a net increase in assets, the creation of a deferred tax liability, a net increase in equity on the balance sheet and an increase in the income tax provision on the income statement.  The following table summarizes the impact of the restatement for the quarter ended March 31, 2008:

	As Reported	Adjustments	As Restated
Quarter ended March 31, 2008 Summary Balance Sheet
Current Assets	$7,268,467	$809,774	$8,078,241
Property and equipment (net)	361,616		361,616
Goodwill	4,595,755	1,796,320	6,392,075
Deferred tax asset	568,193	(480,511)	87,682
Other assets	5,017,245		5,017,245
Total Assets	$17,811,276	$2,125,583	$19,936,859

Current Liabilities:
Accounts payable	$382,416		$382,416
Accrued expenses	672,502	1,434	673,936
Federal income tax payable	159,222		159,222
Deferred revenue	2,377,593		2,377,593
Deferred compensation	141,596		141,596
Total current liabilities	3,733,329		3,734,763
Long-term liabilities
Deferred tax liability		1,645,189	1,645,189
Stockholders’ equity:
Preferred stock
Common stock	17,184		17,184
Treasury stock	(1,505,516)		(1,505,516)
Additional paid in capital	8,275,330	782,680	9,058,010
Retained earnings	7,290,949	(303,720)	6,987,229
Total liabilities and stockholders’ equity	$17,811,276	$2,125,583	$19,936,859

	As Reported	Adjustments	As Restated
Quarter ended March 31, 2008 Summary Consolidated Statement of Operations
Software Product Revenues	$2,889,058		$2,889,058
Maintenance and support (net of deferred revenues)	1,166,761		1,166,761
Total Revenues	4,055,819		4,055,819
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown separately below)	30,025		30,025
Selling, general and administrative expenses	2,981,809		2,981,809
Research and development expenses	543,270		543,270
Depreciation and amortization	174,019		174,019
Total operating expenses	3,729,123		3,729,123
Income from operations	326,696		326,696
Other income (expense)	30,310		30,310
Income before income taxes	357,007		357,007
Income tax provision	181,596	23,478	205,074
Net Income	$175,411	$(23,478)	$151,933

Basic per common share	$0.01		$0.01
Diluted per common share	$0.01		$0.01

As a result of the restatement of our December 31, 2007 and March 31, 2008 financial statements as disclosed in this Report, our Chief Executive Officer and Principal Accounting Officer can no longer conclude that after evaluating the effectiveness of our “disclosure controls and procedures” (as defined in the Securities Exchange Act of 1934 Rules 13a-15(e) and 15d-15(e)) for the periods ended December 31, 2007 and March 31, 2008, that our disclosure controls and procedures relating to the calculation of deferred taxes related to stock based compensation and purchased identifiable intangible assets were effective to provide reasonable assurance that information we are required to disclose in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.  Therefore, we will amend our assertion regarding the effectiveness of our disclosure controls and procedures in our Annual Report on Form 10-K for the year ended December 31, 2007 and our Quarterly Report for the quarter ended March 31, 2008 by filing a Form 10-K/A and Form 10-Q/A, respectively. Similarly, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 will reflect that at the end of the period, our disclosure controls and procedures were not effective.  As stated above, the cause of the problem has been identified and corrected.  The results of operations reported in our Form 10-Q for the quarter ended June 30, 2008 will reflect the corrections we have made regarding the calculation of deferred tax assets and liabilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.

By:	/s/ David L. Mann
David L. Mann, President

Dated: August 26, 2008